File Nos. 2-32773 and 811-1835



    As Filed With The Securities and Exchange Commission on February 29, 1996





                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A
                                      ----
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            / X /

           Pre-Effective Amendment No. ___                         /   /


           Post-Effective Amendment No. 45                         / X /


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /   /


                           Amendment No. 28                        / X /


                        (Check appropriate box or boxes)



                                   PIONEER II
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

       Registrant's Telephone Number, including Area Code: (617) 742-7825

        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)



It is proposed that this filing will become effective (check appropriate box):


          ___        immediately upon filing pursuant to paragraph (b)
          ___        on April 24, 1995 pursuant to paragraph (b)
          ___        60 days after filing pursuant to paragraph (a)
          _X_        on May 1, 1996 pursuant to paragraph (a) of Rule 485




Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940. The Registrant filed a notice required by Rule 24f-2 for its most recent fiscal year on November 29, 1995.

                                   PIONEER II

       Cross-Reference Sheet Showing Location in Prospectus and Statement
          of Additional Information of Information Required by Items of
                              the Registration Form

                                                   Location in Prospectus
                                                   or Statement of
Form N-1A Item Number and Caption                  Additional Information

1.  Cover Page..............................       Prospectus - Cover Page

2.  Synopsis................................       Prospectus - Expense
                                                   Information

3.  Condensed Financial Information.........       Prospectus - Statement of
                                                   Selected Per Share Data

4.  General Description of Registrant.......       Prospectus - Investment
                                                   Objectives and Policies;
                                                   Management of the Fund;
                                                   Information About Fund
                                                   Shares

5.  Management of the Fund..................       Prospectus - Management
                                                   of the Fund

6.  Capital Stock and Other Securities......       Prospectus - Investment
                                                   Objectives and Policies;
                                                   Information About Fund
                                                   Shares

7.  Purchase of Securities Being Offered....       Prospectus - Information
                                                   About Fund Shares;
                                                   Distribution Plan;
                                                   Shareholder Services

8.  Redemption or Repurchase................       Prospectus - Information
                                                   About Fund Shares;
                                                   Shareholder Services

9.  Pending Legal Proceedings...............       Not Applicable

10. Cover Page..............................       Statement of Additional
                                                   Information - Cover Page

11. Table of Contents.......................       Statement of Additional
                                                   Information - Cover Page

12. General Information and History.........       Statement of Additional
                                                   Information - Cover Page;
                                                   Certain Liabilities;
                                                   Description of Shares

13. Investment Objectives and Policies......       Statement of Additional
                                                   Information - Investment
                                                   Policies and Restrictions

14. Management of the Fund..................       Statement of Additional
                                                   Information - Management
                                                   of the Fund; Investment
                                                   Adviser

15. Control Persons and Principle
      Holders of Securities.................       Statement of Additional
                                                   Information - Management
                                                   of the Fund

16. Investment Advisory and Other
      Services..............................       Statement of Additional
                                                   Information - Management
                                                   of the Fund; Investment
                                                   Advisor; Shareholder
                                                   Servicing/Transfer Agent;
                                                   Custodian; Independent
                                                   Public Accountants

17. Brokerage Allocation and Other
      Practices.............................       Statement of Additional
                                                   Information - Portfolio
                                                   Transactions

18. Capital Stock and Other Securities......       Statement of Additional
                                                   Information - Methods of
                                                   Accounting for Profits or
                                                   Losses from the Sale of
                                                   Securities; Description
                                                   of Shares; Certain
                                                   Liabilities

19. Purchase Redemption and Pricing of
      Securities Being Offered..............       Statement of Additional
                                                   Information -
                                                   Determination of Net
                                                   Asset Value; Letter
                                                   Intention; Systematic
                                                   Withdrawal Plan

20. Tax Status..............................       Statement of Additional
                                                   Information - Tax Status

21. Underwriters............................       Statement of Additional
                                                   Information - Principal
                                                   Underwriter; Distribution
                                                   Plan

22. Calculation of Performance Data.........       Statement of Additional
                                                   Information - Investment
                                                   Results

23. Financial Statements....................       Statement of Additional
                                                   Information - Cover Page

PIONEER II                                                   [Pioneer Logo]




Prospectus
May 1, 1996


     The investment objectives of Pioneer II (the "Fund") are reasonable income and growth of capital. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. Pioneer II follows a policy of investing a portion of its assets, not to exceed 25%, in foreign securities.

     FUND RETURNS AND SHARE PRICES FLUCTUATE AND THE VALUE OF YOUR ACCOUNT UPON REDEMPTION, MAY BE MORE OR LESS THAN YOUR PURCHASE PRICE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENTS IN SECURITIES ISSUED BY FOREIGN COMPANIES OR GOVERNMENTS ENTAIL RISKS IN ADDITION TO THOSE CUSTOMARILY ASSOCIATED WITH INVESTING IN U.S. SECURITIES. THE FUND IS INTENDED FOR INVESTORS WHO CAN ACCEPT THE RISKS ASSOCIATED WITH ITS INVESTMENTS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE "INVESTMENT OBJECTIVES AND POLICIES" FOR A DISCUSSION OF THESE RISKS.


     This Prospectus provides the information about the Fund that you should know before investing in the Fund. Please read and retain it for your future reference. More information about the Fund is included in the Statement of Additional Information, also dated May1 , 1996, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information and the Fund's most recent Annual Report may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109.


      TABLE OF CONTENTS                                      PAGE

I.     EXPENSE INFORMATION...................................
II.    FINANCIAL HIGHLIGHTS..................................
III.   INVESTMENT OBJECTIVES AND POLICIES..
IV.    MANAGEMENT OF THE FUND........................
V.     DISTRIBUTION PLAN........................................
VI.    INFORMATION ABOUT FUND SHARES........
         How to Purchase Shares.........................................
         Net Asset Value and Pricing of Orders..................
         Dividends, Distributions and Taxation...................
         Redemptions and Repurchases...............................
         Redemption of Small Accounts..............................
         Description of Shares and Voting Rights...............
VII.   SHAREHOLDER SERVICES...............................
         Account and Confirmation Statements...................
         Additional Investments...........................................
         Automatic Investment Plans...................................
         Financial Reports and Tax Information..................
         Distribution Options...............................................
         Directed Dividends.................................................
         Direct Deposit........................................................
         Voluntary Tax Withholding...................................
         Exchange Privilege.................................................
         Telephone Transactions and Related Liabilities.....
         FactFone SM........................................................
         Retirement Plans.....................................................
         Telecommunications Device for the Deaf (TDD)...
         Systematic Withdrawal Plans..................................
         Reinstatement Privilege..........................................
VIII.  INVESTMENT RESULTS....................................
-----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I.  EXPENSE INFORMATION


This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects estimated expenses based on actual expenses for the fiscal year December 31, 1995. Management fees have been restated to reflect the maximum, basic and minimum fees payable to Pioneering Management Corporation ("PMC") under the most recently approved management contract. See "Management of the Fund." Actual management fees and total operating expenses for the fiscal year ended December 31, 1995 were 0.45% and 0.93%, respectively,under a management contract previously in effect.

SHAREHOLDER TRANSACTION EXPENSES:
 Maximum Initial Sales Charge on Purchases (as a percentage of offering price) 1                     5.75%
 Maximum Sales Charge on Reinvestment of Dividends                                                   None
 Maximum Deferred Sales Charge1                                                                      None
 Redemption Fee2                                                                                     None
 Exchange Fee                                                                                        None

ANNUAL OPERATING EXPENSES (as a percentage of average net assets):
                                                         Management Fee3
                                               Basic   Maximum      Minimum
 Management Fee                                0.60%   0.70%           0.50%
 12b-1 Fees                                    0.19%   0.19%           0.19%
 Other Expenses (including accounting and
   transfer agent fees, custodian fees and
   printing expenses)                          0.29%   0.29%           0.29%
                                               -----       -
TOTAL OPERATING EXPENSES                       1.08%   1.18%           0.98%

(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge. A contingent deferred sales charge ("CDSC") of 1% may, however, be charged on redemptions by such accounts of shares held less than one year, as further described under "Redemptions and Repurchases."

(2) Separate fees (currently $10 and $20, respectively) apply to domestic or international bank wire transfers of redemption proceeds.

EXAMPLE:

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

Management Fee       1 Year     3 Years  5 Years  10 Years
--------------       ------     -------  -------  --------
  Basic                $10          $32     $56      $125
  Maximum              $11          $35     $61      $135
  Minimum               $9          $29     $51      $113



     The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

     THE EXAMPLE IS DESIGNED FOR INFORMATION PURPOSES ONLY, AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RETURN. ACTUAL FUND EXPENSES AND RETURN VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

     For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plan" and "How to Purchase Shares" in this Prospectus and "Management of the Fund" and "Principal Underwriter" and "Distribution Plan" in the Statement of Additional Information. The Fund's payment of a Rule 12b-1 fee may result in long-term shareholders paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").

     The maximum sales charge is reduced on purchases of specified amounts and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable sales charge. See "How to Purchase Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "Exchange Privilege."

II.  FINANCIAL HIGHLIGHTS

     The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accountants, in connection with their examination of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of September 30, 1995 appears in the Fund's Annual Report which is incorporated by reference in the Statement of Additional Information. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER II -- FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                           FOR THE YEAR ENDED SEPTEMBER 30,

                                               1995        1994        1993         1992         1991
                                               ----        ----        ----         ----         ----
Net asset value, beginning
of period .................................   $19.38      $20.55      $18.86       $18.22       $16.65
                                              ------      ------      ------       ------       ------
Income from investment operations --
  Net investment income ..................    $ 0.35      $ 0.36      $ 0.38       $ 0.44       $ 0.52
   (loss) on investments, forward
   foreign currency contracts and
   other foreign currency related
   transactions ............................... 3.04        1.05        2.85         1.27         3.16
                                                ----        ----        ----         ----         ----
   Total income (loss) from
     investment operations ................   $ 3.39      $ 3.04      $ 1.41       $ 3.23       $ 1.71
Distribution to shareholders from --
   Net investment income .................     (0.30)      (0.33)      (0.39)       (0.47)       (0.55)
   Net realized capital gains .............    (1.81)      (2.25)      (1.15)       (0.60)       (0.26)
                                               ------      ------      ------       ------       ------
Net increase (decrease) in
   net asset value ...........................$ 1.28       $1.28      $(1.17)      $ 1.69       $ 0.64
Net asset value, end of period .........      $20.66       $19.38     $20.55       $18.86       $18.22
                                              ======       ======     ======       ======       ======

Total return* ................................ 19.92%        7.37%     18.15%        9.92%       24.61%
Ratio of net operating expenses to
  average net assets .......................... 0.93%**      0.90%+     0.96%+       0.95%+       0.83%
Ratio of net investment income to
  average net assets .........................  1.85%**      1.59%+     1.89%+       2.31%+       3.02%
Portfolio turnover rate ....................      63%          68%          66%        64%          46%
Net assets end of period
  (in thousands) ..............................5,114,963   4,509,225   4,347,672   3,974,712    4,039,234
Ratios net of expenses paid through
  third party brokerage/service and
  certain expense offset arrangements:
    Net operating expenses ..............        0.91%        0.90%        0.95%           0.93%    --
    Net investment income ..............         1.87%        1.59%        1.90%           2.32%    --


                                               1990        1989        1988         1987         1986
                                               ----        ----        ----         ----         ----
Net asset value, beginning
of period ....................................$21.12      $18.29      $24.09       $18.48       $16.65
                                              ------      ------      ------       ------       ------
Income from investment operations --
  Net investment income ................       $0.59     $ 0.65       $ 0.54       $ 0.46       $ 0.43
  Net realized and unrealized gain
   (loss) on investments, forward
   foreign currency contracts and
   other foreign currency related
   transactions ...............................(3.81)      3.84        (3.86)        6.67         3.07
                                               ------      ----       -------        ----


Total income (loss) from
     investment operations ...............     $3.68     $(3.22)      $ 4.49       $(3.32)      $ 7.13

Distribution to shareholders from --
   Net investment income ................      (0.64)     (0.62)       (0.48)       (0.49)       (0.52)
   Net realized capital gains ............     (1.91)     (1.04)       (2.00)       (1.03)       (1.15)
                                               ------     ------       ------       ------

Net increase (decrease) in
   net asset value ...........................$ 2.87     $(5.77)      $ 2.83       $(5.80)      $ 5.61
                                              -------    -------       ------      -------       ------
Net asset value, end of period ........       $15.35     $21.12       $18.29       $24.09       $18.48
                                               ======    ======        ======       ======       ======

Total return* ................................(17.16%)    26.55%      (12.04%)      41.37%       22.77%
Ratio of net operating expenses to
  average net assets .........................  0.75%      0.77%        0.81%        0.75%        0.72%
Ratio of net investment income to
  average net assets .........................  3.18%      3.31%        3.06%        2.18%        2.43%
Portfolio turnover rate ....................      42%        34%          30%          26%          29%
Net assets end of period
  (in thousands) .............................3,588,735  4,411,923    3,724,615    4,456,459    2,841,545
Ratios net of expenses paid through
  third party brokerage/service and
  certain expense offset arrangements:
    Net operating expenses ...............        --         --            --          --           --
    Net investment income ...............         --         --            --          --           --

* Assumes initial investment at net asset value at the beginning of each year, reinvestment of all distributions, and the complete redemption of the investment at the net asset value at the end of each year and no sales charges. Total return would be reduced if sales charges were taken into account.

** Ratios include expenses paid through third party brokerage/service and certain expense offset arrangements.

+ Ratios for 1994, 1993 and 1992 have been modified to comply with certain provisions of SEC Release No. 33-7197: Payment for Investment Company Services with Brokerage Commissions. Ratios of net operating expenses and net investment income to average net assets prior to 1992 have not been modified as such.

III. INVESTMENT OBJECTIVES AND POLICIES

     The objectives of the Fund are reasonable income and growth of capital. The Fund seeks these objectives by investing in a broad list of carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium resulting from their current market popularity. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, the Fund, of course, cannot give assurance that its investment objectives will be achieved.

     The major portion of the Fund's assets will be invested in equity securities, including common and preferred stocks and securities convertible into common or preferred stocks. Assets of the Fund will be substantially fully invested at all times and, by this means, management intends to avoid speculating upon broad changes in the level of the market.

     In general, the largest portion of the Fund's portfolio, at any time, will consist of securities which have yielded their holders an interest or dividend return within the preceding twelve months; but non-income-producing securities may be held for anticipated increases in value.


     It is the policy of the Fund not to engage in trading for short-term profits and the Fund intends to limit its portfolio turnover to the extent practicable. Nevertheless, changes in the portfolio will be made promptly when determined to be advisable by reason of developments not foreseen at the time of the investment decision, and usually without reference to the length of time a security has been held. Accordingly, portfolio turnover rate will not be considered a limiting factor in the execution of investment decisions. See "Financial Highlights" for the Fund's actual turnover rate.


     The Fund may purchase put and call options on securities indices to manage cash flow and to attempt to remain fully invested in the stock market, instead of or in addition to buying and selling stocks. The Fund may also purchase these options in order to hedge against risks of market-wide price fluctuations. Options on securities indices are similar to options on securities except that the delivery requirements are different. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, (ii) multiplied by a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment, the writer of the securities index option receives a premium.

     Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movement of individual securities held by the Fund. The effectiveness of hedging through the purchase of stock index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are written. If the forecasts of the Fund's investment adviser regarding movements in securities prices are incorrect, the Fund's investment results may have been better without the hedge. A more thorough description of these investment practices and their associated risks is contained in the Fund's Statement of Additional Information.

     The Fund may sell a securities index option it has purchased or write a similar option prior to the expiration of the purchased option in order to close out its position in a securities index option which it has purchased. The Fund may also allow options to expire unexercised, which would result in the loss of the premium paid. There is no assurance that a liquid secondary market will exist for any particular option at any particular time, and the Fund may therefore be unable to effect closing transactions on, or sell, options it has purchased. The Fund will not invest more than 20% of its net assets in premiums on index put and call options.

The Fund may also invest a portion of its portfolio in temporary cash investments including finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or Aa or better by Moody's Investors Service or A-1 or AA or better by Standard & Poor's Ratings Group or, if unrated, of comparable quality as determined by the Fund's investment adviser.

     The objectives and policies described above may not be changed without shareholder approval. Other investment policies and restrictions on investment are described in the Statement of Additional Information, including a policy on lending portfolio securities. Among these other investment policies and restrictions on investments, the Fund follows a practice of generally investing between 10% and 25% of its assets in foreign securities. The Fund may invest up to 5% of its net assets in securities of issuers located in countries with emerging economies or securities markets. See "Investments in Emerging Markets" in the Statement of Additional Information. In addition, no more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, which are rated below investment grade or the equivalent.

     Investing in securities of foreign companies and countries involves certain considerations and risks which are not typically associated with investing in U.S. government securities and securities of domestic companies. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers and, in some cases, gains realized upon the sale of foreign securities may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to the Fund's net return from securities issued by the U.S. government or by domestic companies. In addition, there may be the possibility of expropriations, confiscatory taxation, political, economic or social instability or diplomatic developments which could affect assets of the Fund held in foreign countries. The value of foreign securities may be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about foreign companies and governments compared to reports and ratings published about U.S. companies. Foreign securities markets have substantially less volume than domestic markets and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Each of these risks may be heightened in the case of investments in emerging markets. See "Investment Policies and Restrictions" in the Statement of Additional Information.

     The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency on a future date, at a price set at the time of the contract. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the U.S. dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.

     The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency (including the U.S. dollar), if the Fund's investment adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency if the investment adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

     If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will be required to place cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund may enter into forward currency contracts having an intrinsic value of up to 30% of its net assets.

     The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency (including the U.S. dollar) with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar if the investment adviser determines that there is a pattern of correlation between that currency and the U.S. dollar. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Fund's option position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered illiquid securities and there can be no assurance that a liquid secondary market will exist at any particular time for any particular option. The Fund may not invest more than 10% of its net assets in premiums on purchased currency options. See "Other Policies and Risks" in the Statement of Additional Information.

     The Fund's transactions in options on securities indices, currencies, options on currencies and forward foreign currency contracts may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.


The Fund may enter into repurchase agreements with banks and broker-dealers, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with U.S. Treasury and/or U.S. government agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. In the event that a repurchase agreement is not fulfilled, the Fund could suffer a loss to the extent that the value of the collateral falls below the repurchase price.


IV.   MANAGEMENT OF THE FUND

     The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed PMC as investment adviser, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Fund. The Fund is managed under a contract with PMC. PMC serves as investment adviser to the Fund and is responsible for the overall management of the Fund's business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of shares of the Fund.


    Each domestic equity portfolio managed by PMC, including the Fund, is overseen by an Equity Committee, which consists of PMC's most senior equity professionals, and a Portfolio Management Committee, which consists of PMC's domestic equity portfolio managers. Both committees are chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of the Pioneer mutual funds. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years. The day-to-day management of the Fund is the primary responsibility of Mr. Francis J. Boggan, Vice President of the Fund and PMC. Mr. Boggan joined PMC in 1991, and assumed full responsibility for the Fund as of January 1, 1996. Previously, he was responsible for managing from 80% to 90% of the Fund's portfolio. Prior to joining PMC, Mr. Boggan was Director of Equity Investments at Farmers Group, Inc. In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

    John F. Cogan, Jr., Chairman and President of the Fund, Chairman of PFD, and President and a Director of PGI and PMC, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.

    In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

    Under the terms of its contract with the Trust, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and the Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund shall pay all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.



     Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.




MANAGEMENT FEE

As compensation for its management services and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a management fee that is comprised of two components. The first component is a basic fee equal to 0.60% per annum of the Fund's average daily net assets (the "Basic Fee"). The second component is a performance fee adjustment.

COMPUTING THE PERFORMANCE FEE ADJUSTMENT. The Basic Fee is subject to an upward or downward adjustment, depending on whether, and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be appropriate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income investment objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. Thus, the maximum annualized adjustment rate is +/-0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then mutliptlied by the Fund's average net assets for the entire performance period, giving a dollar amount that will be added to (or subtracted from) the Basic Fee.

The Fund's performance is calculated based on its net asset value per share. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value per share as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities comprise the Index.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment record of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the perfromance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the successor index would still be based upon the Fund's performance compared to the Index.

The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996 the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the intial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

Until May 1, 1996, as compensation for its management services and certain expenses which PMC incured, PMC was entitled to a management fee equal to 0.50% per annum of the Fund's average daily net assets up to $250 million, 0.48% of the next $50 million, and 0.45% of the excess over $300 million. The fee was normally computed daily and paid monthly. During the fiscal year ended September 30, 1995, the Fund incurred expenses of approximately $43,240,000, including management fees paid to PMC of approximately $21,051,000.


V.    DISTRIBUTION PLAN

     The Fund has a Plan of Distribution (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution fees are paid to PFD. As required by Rule 12b-1, the Plan was approved by a majority of the outstanding shares held by the shareholders of the Fund and by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund.

     Pursuant to the Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Fund shares or to provide services to Fund shareholders, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's shares with no initial sales charge (See "How to Purchase Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

     Expenditures of the Fund pursuant to the Plan are accrued daily and may not exceed 0.25% of average daily net assets. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Plan does not provide for the carryover of reimbursable expenses beyond 12 months from the time the Fund is first invoiced for an expense. The limited carryover provision in the Plan may result in an expense invoiced to the Fund in one fiscal year being paid in the subsequent fiscal year and thus being treated for purposes of calculating the maximum expenditures of the Fund as having been incurred in the subsequent fiscal year. In the event of termination or non-continuance of the Plan, the Fund has twelve months to reimburse any expense which it incurs prior to such termination or non-continuance, provided that payments by the Fund during such 12-month period shall not exceed 0.25% of the Fund's average daily net assets during such period. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.

VI.   INFORMATION ABOUT FUND SHARES

HOW TO PURCHASE SHARES


     YOU MAY BUY FUND SHARES FROM ANY SECURITIES BROKER-DEALER WHICH HAS A SALES AGREEMENT WITH PFD. IF YOU DO NOT HAVE A SECURITIES BROKER-DEALER, PLEASE CALL 1-800-225-6292. SHARES WILL BE PURCHASED AT A PUBLIC OFFERING PRICE, THAT IS, THE NET ASSET VALUE PER SHARE PLUS ANY APPLICABLE SALES CHARGE, NEXT COMPUTED AFTER RECEIPT OF A PURCHASE ORDER, EXCEPT AS SET FORTH BELOW. THE MINIMUM INITIAL INVESTMENT IS $50. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions.


     The Fund has a minimum account requirement of $500. As a new purchaser, you will be given at least 24 months from your initial purchase to increase the value of the account to $500. See "Redemptions and Repurchases."


     Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


     YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE PURCHASE. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

     Telephone purchases will be priced at the net asset value, plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

The public offering price is the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                                                                    DEALER
                                       SALES CHARGE AS A % OF      ALLOWANCE
                                                          NET      AS A % OF
                                        OFFERING         AMOUNT    OFFERING
                                         PRICE          INVESTED    PRICE
AMOUNT OF PURCHASE
Less than $50,000                         5.75%           6.10%       5.00%
$50,000 but less than $100,000            4.50            4.71        4.00
$100,000 but less than $250,000           3.50            3.63        3.00
$250,000 but less than $500,000           2.50            2.56        2.00
$500,000 but less than $1,000,000         2.00            2.04        1.75
$1,000,000 or more                        -0-             -0-       see below


     No sales charge is payable at the time of purchase on investments of $1,000,000 or more or on purchases by certain group plans ("Group Plans"), but for such investments a CDSC of 1% is imposed in the event of certain redemption transactions within 12 months of purchase. See "Redemptions and Repurchases" below. PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions shall not be payable if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "Redemptions and Repurchases." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Funds' shares through such dealer. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

     The schedule of sales charges above is applicable to purchases of shares of the Fund by (i) an individual, (ii) an individual, his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account, or related trusts or accounts, including pension, profit-sharing and other employee benefit trusts qualified under Sections 401 or 408 of the Internal Revenue Code of 1986, as amended (the "Code") although more than one beneficiary is involved.

     The sales charge applicable to a current purchase of shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at current offering price) of shares of any of the Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would so qualify. (Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter.) For example, a person investing $5,000 in the Fund who currently owns shares of the Pioneer mutual funds with a value of $45,000 would pay a sales charge of 4.50% of the offering price on the new investment.

     Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated thirteen-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention procedure, including its terms, is contained in the Account Application as well as in the Statement of Additional Information.


     Shares of the Fund may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Shares of the Fund may be sold to 401(k) retirement plans with 100 or more participants or at least $500,000 in plan assets. In addition shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about the above arrangements is available from PFD.


     Shares of the Fund may also be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and employees and partners of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of financial planners adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege depends upon the receipt by PFD of written notification of eligibility. Shares may also be sold at net asset value without a sales charge in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.

     Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.

NET ASSET VALUE AND PRICING OF ORDERS


     Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of the Fund is determined by dividing the value of its assets, less liabilities, by the number of shares outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


     Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading hours on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading hours on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading hours on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

     An order for shares received by a broker-dealer prior to the close of regular trading on the Exchange (currently 4:00 p.m. Eastern Time) is confirmed at the redemption price determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received by PFD prior to PFD's close of business. It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business. An order received by a broker-dealer following the close of regular trading on the Exchange will be confirmed at the redemption price as of the close of regular trading on the Exchange on the next trading day.

     The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

DIVIDENDS, DISTRIBUTIONS AND TAXATION


     The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.


     Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


     The Fund's policy is to pay to shareholders dividends from net investment income, if any, twice each year during the months of June and December and to distribute net long-term capital gains, if any, in December. Distributions from net short-term capital gains, if any, may be paid with such dividends; distributions of dividends from income and/or capital gains may also be made at such other times as may be necessary to avoid federal income or excise tax. Dividends from the Fund's net investment income, certain net foreign exchange gains, and net short-term capital gains are taxable as ordinary income and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains.

     UNLESS SHAREHOLDERS SPECIFY OTHERWISE, ALL DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN ADDITIONAL FULL AND FRACTIONAL SHARES OF THE FUND. FOR FEDERAL INCOME TAX PURPOSES, ALL DIVIDENDS ARE TAXABLE AS DESCRIBED ABOVE WHETHER A SHAREHOLDER TAKES THEM IN CASH OR REINVESTS THEM IN ADDITIONAL SHARES OF THE FUND. INFORMATION AS TO THE FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS WILL BE PROVIDED TO SHAREHOLDERS ANNUALLY. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.

     Distributions by the Fund of dividend income it receives from U.S. domestic corporations may qualify for the dividends-received deduction for corporate shareholders, subject to certain minimum holding period requirements and debt-financing restrictions under the Code.

     The Fund may be subject to foreign withholding taxes or other foreign taxes on income (possibly including capital gains) on certain of its foreign investments, if any, which will reduce the yield or return from those investments. The Fund anticipates that it will not qualify to pass such taxes through to its shareholders, who consequently will not include them in income or be entitled to associated foreign tax credits or deductions.


     Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to such backup withholding or the Fund receives notice from the Internal Revenue Service ("IRS") or a broker that such withholding applies. Please refer to the Account Application for additional information.


     The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.

REDEMPTIONS AND REPURCHASES


     REDEMPTIONS BY MAIL. As a shareholder, you have the right to offer your shares for redemption by delivering to PSC a written request for redemption, signed by all registered owners, in proper form and, if applicable, your share certificates properly endorsed and in good order for transfer. Redemptions will be made in cash less any applicable CDSC at the net asset value per share next determined following receipt in good order by PSC of all necessary documents.


     Good order means that the certificates must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by any of the following eligible guarantor institutions: (i) all brokers, dealers, municipal securities dealers and/or brokers, and government securities dealers and/or brokers who are members of a clearing agency or whose net capital exceeds $100,000; (ii) all banks; (iii) all credit unions; (iv) all savings associations, including all savings and loan associations; (v) all national securities exchanges, registered securities associations, and all clearing agencies; and (vi) all trust companies. In addition, in some cases (involving fiduciary or corporate transactions), good order may require the furnishing of additional documents. Signature guarantees may be waived for redemption requests of $50,000 or less, provided that the record holder executes the redemption request, payment is directed to the record holder at the address of record and the address was not changed in the prior 30 days. You cannot provide a signature guarantee by facsimile ("fax"). Payment normally will be made within seven days after receipt in good order of the aforementioned documents. The Fund reserves the right to withhold payment until checks received in payment of shares purchased have cleared, which may take up to 15 calendar days from the purchase date. For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

     REDEMPTIONS BY TELEPHONE OR FAX. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or by bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank wire address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax, send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone redemptions will be priced as described above. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE REDEMPTION.

     ADDITIONAL CONDITIONS OF REDEMPTION. For the convenience of shareholders, the Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund. Offers to sell shares to the Fund may be communicated to PFD by wire or telephone by broker-dealers for their customers. The Fund's practice will be to repurchase shares offered to it at the net asset value per share determined as of the close of regular trading on the Exchange on the day the offer for repurchase is received and accepted by the broker-dealer if the offer is received by PFD before the close of business on that day.

     A broker-dealer which receives an offer for repurchase is responsible for the prompt transmittal of such offer to PFD. Payment of the repurchase proceeds will be made in cash to the broker-dealer placing the order. Except for certain large accounts subject to a contingent deferred sales charge (as described below), neither the Fund nor PFD charges any fee or commission upon such repurchase which is then settled as an ordinary transaction with the broker-dealer (which may charge the shareholder for this service) delivering the shares repurchased. Payment will be made within seven days of the receipt by PSC of valid instructions, including validly endorsed certificates, if appropriate, in good order as described above.

     The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending upon the market value of the portfolio at the time of redemption or repurchase. Redemptions and repurchases are taxable transactions.

     Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the Securities and Exchange Commission (the "SEC"), by order, so permits.

     Purchases of $1,000,000 or more, and purchases by participants in a Group Plan which have not been subject to a sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. In determining whether a CDSC is payable, and, if so, the amount of the charge, it is assumed that shares purchased with reinvested dividend and capital gain distributions and then such other shares which are held the longest will be the first redeemed. Shares subject to the CDSC which are exchanged into another Pioneer fund will continue to be subject to the CDSC until the original 12-month period expires. However, no CDSC is payable with respect to purchases of shares by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.

     WAIVER OR REDUCTION OF CONTINGENT DEFERRED SALES CHARGE. The CDSC on shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the
Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment, (iv) in the form of a loan to a participant in a plan which permits loans, or (v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers). The CDSC on any shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

REDEMPTION OF SMALL ACCOUNTS

     A new shareholder has a minimum of 24 months (including the six months following the mailing of the notice described below) to increase the value of his/her account to $500 or more. If you hold shares of the Fund in an account with a net asset value of less than $500 due to redemptions or exchanges or failure to meet the initial minimum account requirement set forth above, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least $500 within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

DESCRIPTION OF SHARES AND VOTING RIGHTS


     The Fund is a diversified open-end management investment company (commonly referred to as a mutual fund) which was originally organized as a Massachusetts corporation on March 18, 1969, and reorganized as a Massachusetts business trust on February 15, 1985 and as a Delaware business trust on May 1, 1996.

     The Fund has authorized an unlimited number of shares of beneficial interest and the Trustees are authorized to create additional series of the Fund. As an open-end investment company, the Fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "Redemptions and Repurchases."The Fund is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. Each share represents an equal proportionate interest in the Fund with each other share. Each share has equal rights as to voting, redemption, dividends and liquidation. Shares will remain on deposit with PSC and certificates will not be issued unless requested. Certificates for fractional shares will not be issued. The Fund reserves the right to charge a fee for the issuance of certificates.


     The Fund will recognize stock certificates representing shares of Pioneer II, Inc. issued prior to its reorganization as a Massachusetts business trust as evidence of ownership of an equivalent number of shares of beneficial interest. Any shareholder desiring to surrender a stock certificate to the Fund for a share certificate representing an equivalent number of shares of beneficial interest may do so by making a written request for such exchange to PSC. Such request must be accompanied by the surrendered stock certificate which must be endorsed on the back exactly in the manner as such certificate is registered.


    The Trustees have the authority, without further shareowner approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of only one class of shares, entitled shares of beneficial interest. Each share represents an equal proportionate interest in the Fund with each other share. Shareholders are entitled to one vote for each share held and may vote in the election and removal of Trustees and on other matters submitted to shareholders. Shares have no preemptive or conversion rights.

    In addition to the requirements under Delaware law, the Declaration of Trust provides that a shareowner of the Fund may bring a derivative action on behalf of the Fund only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund, or 10% of the outstanding shares of the series or class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareowner request and investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisers in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

    When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable. Upon liquidation of the Fund, the Fund's shareholders would be entitled to share pro rata in the Fund's net assets available for distribution.



VII.  SHAREHOLDER SERVICES

     PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's securities. The principal business address of the Custodian's Mutual Fund Division is 40 Water Street, Boston, Massachusetts 02109.

ACCOUNT AND CONFIRMATION STATEMENTS

     PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing the details of transactions are sent to shareholders as transactions occur. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer account.

     Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions and newsletters.

ADDITIONAL INVESTMENTS

     You may add to your  account  by  sending  a  check  ($50  minimum)  to PSC
(account number should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.

AUTOMATIC INVESTMENT PLANS

     You may also arrange for regular investments of $50 or more through government/military allotments or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a preauthorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the plan at any time without penalty upon 30 days written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PGI in maintaining these plans.

FINANCIAL REPORTS AND TAX INFORMATION

     As  a   shareholder,   you  will   receive   financial   reports  at  least
semi-annually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

DISTRIBUTION OPTIONS

     Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the new account application.

     Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in the distribution options may be made by written request to PSC.

DIRECTED DIVIDENDS

     You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for the Fund or Pioneer Fund). Invested dividends may be in any amount, and there are no fees or charges for this service. This option is not currently available for retirement plan accounts.

DIRECT DEPOSIT

     If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

VOLUNTARY TAX WITHHOLDING

     You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

EXCHANGE PRIVILEGE

     You may exchange your shares of the Fund at net asset value, without a sales charge, for shares of other Pioneer mutual funds which do not offer different classes of shares or for the Class A shares of those Pioneer mutual funds that offer more than one class of shares.
There are currently no fees or sales charges on such an exchange.

     Exchanges must be at least $1,000. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account. PSC will process exchanges only after receiving an exchange request in proper form. An exchange of shares may be made only in states where legally permitted.

         WRITTEN EXCHANGES. If the exchange request is in writing, it must be signed by all record owner(s) exactly as the shares are registered. If your original account includes an Investomatic or Systematic Withdrawal Plan and you open a new account by exchange, you should specify whether the plans should continue in your new account or remain with your original account.


         TELEPHONE EXCHANGES. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to the Fund. Proper account identification will be required for each telephone exchange. Each telephone exchange request, whether by voice or by FactFonesm, will be recorded. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING A TELEPHONE EXCHANGE. SEE "TELEPHONE TRANSACTIONS AND RELATED LIABILITIES" BELOW. Telephone exchange requests may not exceed $500,000 per account per day.


          AUTOMATIC EXCHANGE. You may automatically exchange shares from one Pioneer mutual fund account to another Pioneer mutual fund account on a regular schedule, either monthly or quarterly. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will occur on the 18th day of each month.

     If an exchange request is received by PSC before 4:00 p.m. Eastern Time, the exchange usually will occur on that day if the requirements above have been met. If the exchange request is received after 4:00 p.m. Eastern Time, the exchange will usually occur on the following business day.

     You should consider the differences in objectives and policies of the funds, as described in each fund's current prospectus, before making any exchange. For federal and (generally) state income tax purposes, an exchange represents a sale of the shares exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

     For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.

TELEPHONE TRANSACTIONS AND RELATED LIABILITIES


     Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "Net Asset Value" and "Pricing of Orders" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFoneSM). YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC nor PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


     During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FACTFONESM

     FactFone SM is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFoneSM allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFoneSM to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. YOU ARE STRONGLY URGED TO CONSULT WITH YOUR FINANCIAL REPRESENTATIVE PRIOR TO REQUESTING ANY TELEPHONE TRANSACTION. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFoneSM. See "How to Purchase Shares," "Exchange Privilege," Redemptions and Repurchases" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

RETIREMENT PLANS

     You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for business, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Pioneer Mutual Funds Account Application accompanying this Prospectus should not be used to establish any of these plans. Separate applications are required.

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)

     If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

SYSTEMATIC WITHDRAWAL PLANS


     If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals will be limited to 10% of the value of the account if a CDSC is applicable. See "Waiver or Reduction of Contingent Deferred Sales Charge." Periodic checks of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions of shares may be taxable to you. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions. Purchases of shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may therefore be disadvantageous.


     You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

REINSTATEMENT PRIVILEGE

     If you redeem all or part of your shares of the Fund you may reinvest all or part of the redemption proceeds without a sales commission in shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinvestment occurs. Subject to the provisions outlined under "Exchange Privilege" above, you may also reinvest in shares of certain other Pioneer mutual funds; in this case you must meet the minimum investment requirement for each fund you enter.

     The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

--------------------------------------------------------------------------------

THE OPTIONS AND SERVICES AVAILABLE TO SHAREHOLDERS, INCLUDING THE TERMS OF THE EXCHANGE PRIVILEGE AND THE PIONEER INVESTOMATIC PLAN, MAY BE REVISED, SUSPENDED OR TERMINATED AT ANY TIME BY PFD OR BY THE FUND. YOU MAY ESTABLISH THE SERVICES DESCRIBED IN THIS SECTION WHEN YOU OPEN YOUR ACCOUNT. YOU MAY ALSO ESTABLISH OR REVISE MANY OF THEM ON AN EXISTING ACCOUNT BY COMPLETING AN ACCOUNT OPTIONS FORM, WHICH YOU MAY REQUEST BY CALLING 1-800-225-6292.

VIII.  INVESTMENT RESULTS

     The Fund may include in advertisements, and furnish to existing or prospective shareholders, information concerning the average annual total return on an investment in the Fund for a designated period of time. Whenever this information is provided, it includes a standardized calculation of average annual total return computed by determining the average annual compounded rate of return that would cause a hypothetical investment (after deduction of the maximum sales charge) made on the first day of the designated period (assuming all dividends and distributions are reinvested) to equal the resulting net asset value of such hypothetical investment on the last day of the designated period. The periods illustrated would normally include one, five and ten years. These standardized calculations do not reflect the impact of federal or state income taxes.

     The computation method above is prescribed for advertising and other communications subject to SEC Rule 482. Communications not subject to this rule may contain one or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.

     Investment results of the Fund may also be compared to other investments or savings vehicles and/or to unmanaged market indexes, indicators of economic activity or averages of mutual funds results. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced. The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. Therefore, any prior investment results of the Fund should not be considered representative of what an investment in the Fund may earn in any future period. These factors and possible differences in the methods used in calculating investment results should be considered when comparing performance information regarding the Fund to information published for other investment companies, investment vehicles and unmanaged indexes. The Fund's investment results should also be considered relative to the risks associated with the Fund's investment objectives and policies. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

   THE PIONEER FAMILY OF MUTUAL FUNDS

   INTERNATIONAL GROWTH FUNDS
   Pioneer International Growth Fund
   Pioneer Europe Fund
   Pioneer Emerging Markets Fund
   Pioneer India Fund

   GROWTH FUNDS
   Pioneer Capital Growth Fund
   Pioneer Growth Shares
   Pioneer Mid-Cap Fund
   Pioneer Small Company Fund
   Pioneer Gold Shares

   GROWTH AND INCOME FUNDS
   Pioneer Equity-Income Fund
   Pioneer Fund
   Pioneer II
   Pioneer Real Estate Shares

   INCOME FUNDS
   Pioneer Short-Term Income Trust
   Pioneer America Income Trust
   Pioneer Bond Fund
   Pioneer Income Fund

   TAX-FREE INCOME FUNDS
   Pioneer Intermediate Tax-Free Fund*
   Pioneer Tax-Free Income Fund*

   MONEY MARKET FUNDS
   Pioneer U.S. Government Money Fund
   Pioneer Cash Reserves Fund


   *Not suitable for retirement accounts

PIONEER II                                                  [Pioneer Logo]
60 STATE STREET
BOSTON, MASSACHUSETTS 02109

OFFICERS
JOHN F. COGAN, JR., Chairman And President
DAVID D. TRIPPLE, Executive Vice President
FRANCIS J. BOGGAN, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Mass. 02109
Telephone: (617) 742-7825

SERVICE INFORMATION
If you would like information on the following, please call . . .
Existing and new accounts, prospectuses,
  applications, service forms and
  telephone transactions................1-800-225-6292
FactFoneSM
  Automated fund yields, automated
  prices and account information........1-800-225-4321
Retirement plans........................1-800-622-0176
Toll-free fax...........................1-800-225-4240
Telecommunications Device for the
  Deaf (TDD)............................1-800-225-1997


0196-3007
[Copyright] Pioneer Funds Distributor, Inc.

                                   PIONEER II
                                 60 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                       STATEMENT OF ADDITIONAL INFORMATION


                                   MAY 1, 1996

         This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated May 1, 1996 of Pioneer II (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to this Statement of Additional Information and is hereby incorporated in this Statement of Additional Information by reference.


                                TABLE OF CONTENTS

                                                                         Page
1.  Investment Policies and Restrictions................................. 2
2.  Management of the Fund............................................... 9
3.  Investment Adviser................................................... 14
4.  Shareholder Servicing/Transfer Agent................................. 14
5.  Custodian............................................................ 14
6.  Principal Underwriter................................................ 15
7.  Distribution Plan.................................................... 16
8.  Independent Public Accountants....................................... 17
9.  Portfolio Transactions............................................... 17
10. Tax Status........................................................... 18
11. Description of Shares................................................ 21
12. Certain Liabilities.................................................. 22
13. Determination of Net Asset Value..................................... 22
14. Systematic Withdrawal Plan........................................... 23
15. Letter of Intention.................................................. 24
16. Investment Results................................................... 24
17. Financial Statements................................................. 27
    Appendix A........................................................... 28
    Appendix B........................................................... 41

                              --------------------

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
                PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO
                    PROSPECTIVE INVESTORS ONLY IF PRECEDED OR
                     ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


The Fund's current prospectus (the "Prospectus") presents the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below.

The following policies and restrictions supplement those discussed in the Prospectus. Whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objectives and policies.



SECURITIES INDEX OPTIONS

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index, or a narrower market index such as the S&P 100. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange and the American Stock Exchange.

         The Fund may purchase put options on securities indices in order to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities indices in order to remain fully invested in the stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. All securities index options purchased by the Fund will be listed and traded on an exchange. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which could disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Personnel of the Fund's investment adviser have considerable experience in options transactions.

         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

INVESTMENTS IN EMERGING MARKETS

         The Fund may invest up to 5% of its net assets in securities of issuers located in countries with emerging economies or securities markets. Countries with emerging economies or securities markets include among others: Argentina, Bangladesh, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jamaica, Jordan, Kenya, Korea, Kuwait, Morocco, Nigeria, Pakistan, Philippines, Poland, Sri Lanka, Taiwan, Thailand, Turkey, Venezuela and Zimbabwe. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks associated with foreign markets which are described in the Prospectus under the caption "Investment Objectives and Policies," including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as Japan or most Western European countries).

FORWARD FOREIGN CURRENCY TRANSACTIONS

         The foreign currency transactions of the Fund may be conducted on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to purchase and/or write forward foreign currency exchange contracts involving currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between these currencies and the U.S. Dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's transactions in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Fund's investment adviser. The Fund will not enter into speculative forward foreign currency contracts.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or high grade liquid debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if the Fund anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it may, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised allowing the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash and high grade liquid debt securities in a segregated account with its custodian.

         The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

LENDING OF PORTFOLIO SECURITIES

         The Fund may lend portfolio securities to member firms of the New York Stock Exchange, under agreements which would require that the loans be secured continuously by collateral in cash, cash equivalents or United States Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of any increase in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will only lend portfolio securities to firms which have been approved in advance by the Fund's Board of Trustees, which will monitor the creditworthiness of any such firms. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets. In the Fund's last fiscal year, it did not lend portfolio securities with a value exceeding 5% of the Fund's net assets and, while it reserves the right to do so, the Fund has no present intention of lending portfolio securities with any such value during the coming year.

Investment Restrictions

Fundamental Investment Restrictions. The Fund has adopted certain additional investment restrictions which may not be changed without the affirmative vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities. The Fund may not:

         (1)......Issue  senior  securities,  except as  permitted by the Fund's borrowing, lending and commodity restrictions, and for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign exchange contracts, repurchase agreements, reverse repurchase agreements, dollar rolls, swaps and any other financial transaction entered into pursuant to the Fund's investment policies as described in the Prospectus and this Statement of Additional Information and in accordance with applicable SEC pronouncements, as well as the pledge, mortgage or hypothecation of the Fund's assets within the meaning of the Fund's fundamental investment restriction regarding pledging, are not deemed to be senior securities.

         (2)......Borrow  money,  except  from banks as a  temporary  measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes and except pursuant to reverse repurchase agreements or dollar rolls, in all cases in amounts not exceeding 10% of the Fund's total assets (including the amount borrowed) taken at market value.

         (3)......Guarantee  the securities of any other company, or , mortgage, pledge, hypothecate or assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby.

         (4)......Purchase  securities of a company if the purchase would result in the Fund's having more than 5% of the value of its total assets invested in securities of such company.

         (5)......Purchase  securities of a company if the purchase would result in the Fund's owning more than 10% of the outstanding voting securities of such company.

         (6)......Act  as an  underwriter,  except  as it  may  deemed  to be on underwriter in a sale of restricted securities held in its portfolio.

         (7)......Make  loans,  except by purchase of debt  obligations in which the Fund may invest consistent with its investment policies, by entering into repurchase agreements or through the lending of portfolio securities, in each case only to the extent permitted by the Prospectus and this Statement of Additional Information.

         (8)......Invest  in real estate,  commodities  or commodity  contracts, except that the Fund may invest in financial futures contracts and related options and in any other financial instruments which may be deemed to be commodities or commodity contracts in which the Fund is not prohibited from investing by the Commodity Exchange Act and the rules and regulations thereunder.

         (9)......Purchase  securities  on "margin" or effect " short  sales" of securities.

         (10) purchase securities for the purpose of controlling management of other companies.

         (11) acquire the securities of any other domestic or foreign investment company or investment fund (except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company); provided, however, that nothing herein contained shall prevent the Fund from investing in the securities issued by a real estate investment trust, provided that such trust shall not be permitted to invest in real estate or interests in real estate other than mortgages or other security interests.

The Fund does not intend to enter into any reverse repurchase agreement, lend portfolio securities or invest in securities index put and call warrants, as described in fundamental investment restrictions (1), (2), (7) and (8) above, during the coming year.

Non-fundamental Investment Restrictions.

It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the Commission, investments are concentrated in a particular industry if such investments aggregate 25% or more of the Fund's total assets. The Fund's policy does not apply to investments in U.S. Government securities. The Fund has agreed to abide by the foregoing non-fundamental policy which it will not change without the affirmative vote of a majority of the Fund's outstanding shares of beneficial interest.

The following restrictions have been designated as non-fundamental and may be changed by a vote of the Fund's Board of Trustees without approval of shareholders.

The Fund may not:

         (1) purchase or retain the securities of any company if officers of the Fund or Trustees of the Fund, or officers and directors of its adviser or principal underwriter, individually own more than one-half of 1% of the securities of such company or collectively own more than 5% of the securities of such company; or

         (2) invest no more than 15% of its net assets in the aggregate of (a) securities which at the time of investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws (excluding restricted securities that have been determined by the Trustees of the Fund (or the person designated by them to make such determinations) to be readily marketable) and (c) repurchase agreements maturing in more than seven days.



         In addition, in connection with the offering of its shares in various states and foreign countries, the Fund has agreed not to: (1) invest in puts, calls, straddles, spreads, or any combination thereof other than the purchase and sale of put and call options on currencies and the purchase of put and call options on securities indices, or in oil, gas or other mineral leases or exploration or development programs; (2) invest more than 5% of its total assets in equity securities of any issuer which are not readily marketable, i.e., securities for which a bona fide market does not exist at the time of purchase or subsequent valuation; (3) pledge, mortgage, hypothecate or otherwise encumber its assets; (4) invest more than 5% of its total assets in warrants, valued at the lower of cost or market, or more than 2% of its total assets in warrants, so valued, which are not listed on either the New York or American Stock Exchanges; and (5) invest in real estate limited partnerships. These restrictions may not be changed without the approval of the regulatory agencies in such states or foreign countries.

OTHER POLICIES AND RISKS

         The Fund expects that its investments in foreign securities will range from 10% to 25% of its assets. However, the Fund reserves the right to reduce or eliminate its holdings of foreign securities whenever management believes such action to be in the best interests of the shareholders.


         The Fund is managed by Pioneering Management Corporation ("PMC") which also serves as investment adviser to other Pioneer mutual funds and private accounts with investment objectives identical or similar to those of the Fund. Securities frequently meet the investment objectives of the Fund, the other Pioneer mutual funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund presently has in a particular industry and the availability of investment funds in each fund or account.

         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by PMC seeks to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although the other Pioneer mutual funds may have the same or similar investment objectives and fundamental policies as the Fund, their portfolios do not generally consist of the same investments as the Fund or each other and their performance results are likely to differ from those of the Fund.


DEBT SECURITIES

         No more than 5% of the Fund's net assets may be invested in debt securities, including convertible securities, rated below "BBB" by Standard & Poor's Corporation or the equivalent. Debt securities rated "BBB" may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. Debt securities rated lower than "BBB" are speculative investments and the yields on these bonds will fluctuate over time. If the rating of a debt security is reduced below investment grade ("BBB"), PMC will consider whatever action is appropriate, consistent with the Fund's investment objective and policies.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, Date of Birth ("DOB"): June 1926
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia"), Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint

Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., TRUSTEE,  DOB: December 1926
BOSTON UNIVERSITY HEALTH POLICY INSTITUTE, 53 BAY STATE RD., BOSTON, MA  02115
         Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, TRUSTEE,  DOB:  May 1947
THE KEEP, P.O. BOX 110. LITTLE DEER ISLE, ME  04650
         Founding Director, Winthrop Group, Inc., consulting firm since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, between 1991 and 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), between 1989 and 1993 and Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, TRUSTEE,  DOB:  July 1917
6363 WATERWAY DRIVE, FALLS CHURCH, VA  22044
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, TRUSTEE,  DOB:  May 1948
ONE BOSTON PLACE, SUITE 2363, BOSTON, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, TRUSTEE AND EXECUTIVE VICE PRESIDENT,  DOB:  February 1944
         Executive Vice President and a Director of PGI; Director of PFD, PCC, PIC, PIntl and Pioneer SBIC Corporation; President, Chief Investment Officer and a Director of PMC, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, TRUSTEE,  DOB: September 1928
125 BROAD STREET, NEW YORK, NEW YORK 10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN WINTHROP, TRUSTEE,  DOB:  June 1936
ONE NORTH ADGERS WHARF, CHARLESTON, SOUTH CAROLINA  29401
         President, John Winthrop & Co., Inc. (a private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds.

WILLIAM H. KEOUGH, TREASURER,  DOB:  April 1937
         Senior Vice President, Chief Financial Officer and Treasurer of PGI and Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL and Pioneer SBIC
Corporation and Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946
         Secretary of PGI, PMC, PPC, PIC, PIntl, PMT and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB:  June 1956
         Manager of Fund Accounting and Compliance of PMC since May 1994, Manager of Auditing and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:   March 1964

         General Counsel of PGI since 1995; formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner; and Assistant Secretary of all of the Pioneer mutual funds since 1995.


FRANCIS J. BOGGAN, VICE PRESIDENT, DOB:  July 1957
         Vice President of PMC.

         The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.

         All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional private accounts.

         The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                             INVESTMENT        PRINCIPAL
FUND NAME                                      ADVISER        UNDERWRITER

Pioneer International Growth Fund                PMC              PFD
Pioneer Europe Fund                              PMC              PFD
Pioneer Emerging Markets Fund                    PMC              PFD
Pioneer India Fund                               PMC              PFD
Pioneer Capital Growth Fund                      PMC              PFD
Pioneer Mid-Cap Fund                             PMC              PFD
Pioneer Growth Shares                            PMC              PFD
Pioneer Small Company Fund                       PMC              PFD
Pioneer Gold Shares                              PMC              PFD
Pioneer Equity-Income Fund                       PMC              PFD
Pioneer Fund                                     PMC              PFD
Pioneer II                                       PMC              PFD
Pioneer Real Estate Shares                       PMC              PFD
Pioneer Short-Term Income Trust                  PMC              PFD
Pioneer America Income Trust                     PMC              PFD
Pioneer Bond Fund                                PMC              PFD
Pioneer Income Fund                              PMC              PFD
Pioneer Intermediate Tax-Free Fund               PMC              PFD
Pioneer Tax-Free Income Fund                     PMC              PFD
Pioneer U.S. Government Money Fund               PMC              PFD
Pioneer Cash Reserves Fund                       PMC              PFD
Pioneer Interest Shares, Inc.                    PMC               1
Pioneer Variable Contracts Trust                 PMC               2

1    This fund is a closed-end fund.
2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans. PMC, the Fund's investment adviser, also manages the investments of certain institutional private accounts. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 15% of such shares.


         The Fund pays no salaries or compensation to any of its officers. Commencing on November 1, 1995, each series of the Fund will pay an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the average net assets of the Fund, estimated to be approximately $5,267 for 1996. In addition, the Fund will pay a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund will also pay an annual committee participation fee to Trustees who serve as members of committees established to act on behalf of one or more of the Pioneer mutual funds. Committee fees will be allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds will receive an annual fee equal to 10% of the aggregate annual trustees' fee, except for the Audit Committee Chair who will receive an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. The 1996 fees for the Audit Committee members and the Audit Committee Chair are expected to be approximately $6,000 and $12,000, respectively. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, will receive an annual fee equal to 5% of the annual trustees' fee, except for the Committee Chair who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. The 1996 fees for the Pricing Committee members and the Pricing Committee Chair are expected to be approximately $3,000 and $6,000, respectively. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract. In 1995, the Fund paid an annual trustee's fee of $6,000, and a payment of $500 plus expenses per meeting attended, to each Trustee who was not affiliated with PGI, PMC, PFD or PSC and paid an annual trustee's fee of $500 plus expenses to each Trustee affiliated with PGI, PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PGI, PMC, PFD or PSC were reimbursed to the Fund under its management contract. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned, in the aggregate, less than 1% of the outstanding securities of the Fund. As of such date, to the knowledge of the Fund, no person owned more than 5% of the outstanding shares of the Fund.


         The following table sets forth certain information with respect to the compensation of each Trustee of the Fund:


                                             Pension or      Total Compensation
                                         Retirement Benefits    from the Fund
                                           Accrued as Part       and all other
                            Aggregate      of the Fund's       Pioneer Mutual
                           Compensation       Expenses              Funds **
Name of Trustee           from the Fund*
John F. Cogan, Jr.          $  500.00            $0                $11,000
Richard H. Egdahl, M.D.     11,805.00             0                 63,315
Margaret B.W. Graham        11,805.00             0                 62,398
John W. Kendrick            11,805.00             0                 62,398
Marguerite A. Piret         13,442.50             0                 76,704
David D. Tripple               500.00             0                 11,000
Stephen K. West             12,360.00             0                 68,180
John Winthrop               12,900.00             0                 71,199
                            ---------             --                ------
                 Total      $75,117.50           $0               $426,194
                            ==========            ==               ========


*      As of Fund's fiscal year end.
**     As of December 31, 1995 (calendar year end for all Pioneer Funds).

3.       INVESTMENT ADVISER


         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The Management contract expires initially on May 31, 1997, but it is renewable annually after such date by the vote of a majority of the Board of Trustees of the Fund (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties) cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice. The management contract was approved by the shareholders of the Fund on April 30, 1996.

Effective May 1, 1996, as compensation for its management services and expenses incurred, and certain expenses which PMC incurs on behalf of the Fund, the Fund pays PMC a basic fee of 0.60% of the Fund's average daily net assets (the "Basic Fee"). An appropriate percentage of this rate (based upon the number of days in the current month) of this annual Basic Fee is applied to the Fund's average net assets for the current month, giving a dollar amount which is the monthly fee.

Performance Fee Adjustment

The Basic Fee is subject to an upward or downward adjustment, depending on whether and to what extent, the investment performance of the Fund for the performance period exceeds, or is exceeded by, the record of the index determined by the Fund to be approprate over the same period. The Trustees have designated the Lipper Growth and Income Funds Index (the "Index") for this purpose. The Index represents the arithmetic mean performance (i.e., equally weighted) of the thirty largest funds with a growth and income objective.

The performance period consists of the current month and the prior 35 months ("performance period"). Each percentage point of difference (up to a maximum of +/-10) is multiplied by a performance adjustment rate of 0.01%. The maximum annualized adjustment rate is +/- 0.10%. This performance comparison is made at the end of each month. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the fund's average net assets for the entire performance period, giving a dollar amount that is added to (or subtracted from) the Basic Fee.

The Fund's performance is calculated based on net asset value. For purposes of calculating the performance adjustment, any dividends or capital gains distributions paid by the Fund are treated as if reinvested in Fund shares at the net asset value as of the record date for payment. The record for the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities whose securities comprise the Index.

Application of Performance Adjustment

The application of the performance adjustment is illustrated by the following hypothetical example, assuming that the net asset value of the Fund and the level of the Index were $10 and 100, respectively, on the first day of the performance period.

                  Investment Performance *            Cumulative Change

                  First Day     End of Period       Absolute    Percentage
                                                                  Points

Fund                $ 10           $ 13               +$ 3        + 30%
Index                100            123               + 23        + 23%

* Reflects performance at net asset value. Any dividends or capital gains distributions paid by the Fund are treated as if reinvested in shares of the Fund at net asset value as of the payment date and any dividends paid on securities which comprise the Index are treated as if reinvested on the ex-dividend date.

The difference in relative performance for the performance period is +7 percentage points. Accordingly, the annualized management fee rate for the last month of the performance period would be calculated as follows: An appropriate percentage (based upon the number of days in the current month) of the Basic Fee of 0.60% would be applied to the Fund's average daily net assets for the month resulting in a dollar amount. The +7 percentage point difference is multiplied by the performance adjustment rate of 0.02% producing a rate of 0.14%. An appropriate percentage of this rate (based upon the number of days in the current month) is then applied to the average daily net assets of the Fund over the performance period resulting in a dollar amount which is added to the dollar amount of the Basic Fee. The management fee paid is the dollar amount calculated for the performance period. If the investment performance of the Fund during the performance period was exceeded by the record of the Index, the dollar amount of performance adjustment would be deducted from the Basic Fee.

Because the adjustment to the Basic Fee is based on the comparative performance of the Fund and the record of the Index, the controlling factor is not whether Fund performance is up or down, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

From time to time, the Trustees may determine that another securities index is a more appropriate benchmark than the Index for purposes of evaluating the perfromance of the Fund. In such event, a successor index may be substituted for the Index. However, the calculation of the performance adjustment for any portion of the performance period prior to the adoption of the seccessor index would still be based upon the Fund's performance compared to the Index.

The Fund's current management contract with PMC became effective May 1, 1996. Under the terms of the contract, beginning on May 1, 1996, the Fund will pay management fees at a rate equal to the Basic Fee plus or minus the amount of the performance adjustment for the current month and the preceding 35 months. At the end of each succeeding month, the performance period will roll forward one month so that it is always a 36-month period consisting of the current month and the prior 35 months as described above. If including the intial rolling performance period (that is, the period prior to the effectiveness of the management contract), has the effect of increasing the Basic Fee for any month, such aggregate prior results will be treated as Index neutral for purposes of calculating the performance adjustment for such month. Otherwise, the performance adjustment will be made as described above.

The Basic Fee is computed daily, the performance fee adjustment is calculated once per month and the entire management fee is normally paid monthly.

Prior to May 1, 1996, as compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.50% per annum of the Fund's average daily net assets up to $250,000,000, 0.48% of the next $50,000,000, and 0.45% of any excess over $300,000,000. The fee is normally computed daily and paid monthly.


         During its fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid total management fees to PMC of approximately $18,959,000, $20,186,000 and $21,051,000, respectively.

4.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as dividend disbursing agent and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Fund, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to routine shareholder inquiries.

         PSC receives an annual fee of $22.00 per shareholder account from the Fund as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.

5.       CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

6.       PRINCIPAL UNDERWRITER


         PFD, 60 State Street, Boston, Massachusetts, serves as the principal underwriter for the Fund in connection with the continuous offering of its shares. The Fund entered into its most recent Underwriting Agreement with PFD, effective November 1, 1991. The Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act, approved the Underwriting Agreement. The Underwriting Agreement will continue from year to year if annually approved by the Trustees in conjunction with the continuance of the Plan (as defined below). The Underwriting Agreement provides that PFD will bear the distribution expenses not borne by the Fund. During the fiscal years ending September 30, 1993, 1994 and 1995, net underwriting commissions retained by PFD in connection with its offering of Fund shares were approximately $1,363,000, $1,982,000 and $1,498,000, respectively. Commissions reallowed to dealers for the same years were approximately $9,628,000, $13,259,000, and $10,054,000, respectively.


         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Fund. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal and state securities law.

         The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, it may issue Fund shares for consideration other than cash in connection with an acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) or pursuant to a bona fide purchase of assets, merger or other reorganization provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange or the New York Stock Exchange or by quotation under the NASD Automated Quotation System.

7.       DISTRIBUTION PLAN

         The Fund has adopted a plan of distribution, effective November 1, 1991, pursuant to Rule 12b-1 promulgated by the Securities and Exchange Commission under the 1940 Act (the "Plan") pursuant to which the Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the shares of the Fund. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plan" in the Prospectus. The expenses of the Fund pursuant to the Plan are accrued on a fiscal year basis and may not exceed the annual rate of 0.25% of the Fund's average daily net assets. In accordance with the terms of the Plan, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the Plan and the purpose for which such expenditures were made.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plan except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plan by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or had any direct or indirect financial interest in the operation of the Plan), cast in person at a meeting called for the purpose of voting on the Plan. In approving the Plan, the Trustees identified and considered a number of potential benefits which the Plan may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plan will benefit the Fund and its current and future shareholders. Under its terms, the Plan remains in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund, and material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation it provides.

         During the fiscal year ended September 30, 1995, the Fund paid total distribution fees pursuant to the Plan of approximately $8,744,000. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel.

8.       INDEPENDENT PUBLIC ACCOUNTANTS


         Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, is the Fund's independent public accountants, providing audit services, tax return review, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


9.       PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the management contract (subject to the right of the Trustees to reverse any such transaction). The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Additionally, in selecting brokers or dealers, PMC will consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select dealers which provide brokerage and/or research services to the Fund and/or other investment companies managed by PMC. Consistent with
Section 28(e) of the Securities Exchange Act of 1934, as amended, the Fund may pay commissions to such broker-dealers in an amount greater than the amount another firm might charge as compensation for such services if PMC determines in good faith that the amount of commissions charged by a broker is reasonable in relation to the value of the brokerage and research services provided by such broker. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; providing stock price quotation services; furnishing analyses, manuals and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, performance of accounts, comparative fund statistics and credit rating service information; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because it is anticipated that many transactions on behalf of the Fund and other investment companies managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as other investment companies managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other PMC clients may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables

PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

         Pursuant to certain directed brokerage arrangements with third party broker-dealers, such broker-dealers may pay certain of the Fund's custody expenses. See "Financial Highlights" in the Prospectus.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with the placement of portfolio transactions on behalf of the Fund.

         During the fiscal years ended September 30, 1993, 1994 and 1995, the Fund paid or owed aggregate brokerage commissions of approximately $16,655,000, $15,295,000 and $11,552,000, respectively.

10.      TAX STATUS

         It is the Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, the diversification of its assets and the timing of its distributions. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.

         Dividends from investment company taxable income, which includes net investment income, net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains are taxable as ordinary income, whether received in cash or reinvested in additional shares. Dividends from net long-term capital gain in excess of net short-term capital loss, if any, whether received in cash or reinvested in additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, foreign currencies, options on certain foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than 3 months, which gain is limited under the Code to less than 30% of its annual gross income, and may under future Treasury regulations produce income not among the types of "qualifying income" from which the Fund must derive at least 90% of its annual gross income. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to Federal income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Fund may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

         At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund, subsequent distributions on such shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions in reality represent a return of a portion of the investment.

         Redemptions and exchanges are taxable events. Any loss realized by an investor upon the redemption or other sale of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain with respect to such shares.


         In addition, if shares redeemed or exchanged have been held for less than 91 days, (1) in the case of a reinvestment at net asset value pursuant to the reinvestment privilege, the sales charge paid on such shares is not included in their tax basis under the Code, and (2) in the case of an exchange, all or a portion of the sales charge paid on such shares is not included in their tax basis under the Code, to the extent a sales charge that would otherwise apply to the shares received is reduced pursuant to the exchange privilege. In either case, the portion of the sales charge not included in the tax basis of the shares redeemed or surrendered in an exchange is included in the tax basis of the shares acquired in the reinvestment or exchange. Losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to automatic dividend reinvestments) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other sale of shares.

         For federal income tax purposes, the Fund is permitted to carry forward a net capital loss in any year to offset capital gains, if any, during the eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

         For purposes of the 70% dividends-received deduction available to corporations, dividends received by the Fund, if any, from U.S. domestic corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) in an unleveraged position and distributed and designated by the Fund to its shareholders may be treated as qualifying dividends. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced, for federal income tax purposes, by reason of "extraordinary dividends" received with respect to the shares. Corporate shareholders must meet the minimum holding period requirement stated above (46 or 91 days) with respect to their Fund shares, taking into account any holding period reductions from hedging or other transactions that diminish their risk of loss, in order to qualify for the deduction and, if they borrow to acquire Fund shares, may be denied a portion of the dividends-received deduction. The entire qualifying dividend, including the otherwise deductible amount, will be included in determining the excess (if any) of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

         The Fund may be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund does not expect to satisfy the requirements for passing through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that shareholders will not include such taxes in their gross incomes (in addition to dividends actually received) and will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

         Options written or purchased by the Fund on certain securities indices and foreign currencies, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such options may not have lapsed, been closed out, or exercised and such forward contracts may not have been disposed of or closed out and delivery may not have been made thereunder. The tax rules applicable to these derivative instruments may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Certain options and forward contracts on foreign currency may be subject to Section 988, described above, and accordingly may produce ordinary income or loss. Losses on certain options and forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The tax rules applicable to options, forward contracts and straddles may affect the amount, timing and character of the Fund's income and loss and hence of distributions to shareholders. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.


         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends and the proceeds of redemptions (including exchanges) and repurchases, to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to U.S. federal income tax. Investors who are not U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. nonresident alien withholding tax (or U.S. nonresident alien withholding tax at a lower treaty rate) on any amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8 or authorized substitute is on file, to 31% backup withholding on certain other payments from the Fund. The description does not address the special tax rules applicable to particular types of investors, such as banks, insurance companies, or tax-exempt entities. Shareholders should consult their own tax advisors on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES

         The Fund's Declaration of Trust permits its Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest which may be divided into such separate series as the Trustees may establish. Currently the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. . Pursuant thereto, the Trustees have authorized the issuance of only one class of shares of the Fund. Each share represents an equal proportionate interest in the Fund with each other share.

The shares of any additional series would participate equally in the earnings, dividends and assets of the particular series, and would be entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series would vote together in the election and selection of Trustees and accountants. Upon liquidation of the Fund, the Fund's shareholders are entitled to share pro rata in the Fund's net assets available for distribution to shareholders.


         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have under certain circumstances the right to remove one or more Trustees.


         The shares of each series of the Fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the Fund vote together as a class on matters that affect all series of the Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Fund, except as stated below.
See "Certain Liabilities."


12.      CERTAIN LIABILITIES


         The Fund was orignallyen organized as a Massachusetts business trust and was reorganized as a Delaware business trust on May 1, 1996, pursuant to an Agreement and Plan of Reorganization approved by the shareholders of the Fund. As a Delaware business trust, the Fund's operations are governed by its Declaration of Trust dated April 1, 1996. A copy of the fund's Certificate of Trust, also dated May 1, 1996, is on file with the office of the Secretary of State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Fund's Declaration of Trust expressly provides that the Fund is organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. There is nevertheless a remote possibility that a Delaware business trust, such as the fund, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could become subject to personal liability.

         To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees,
(ii) provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund and (iii) provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Fund's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.


13.      DETERMINATION OF NET ASSET VALUE


         The net asset value per share of the Fund is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 PM, Eastern
Time) on each day on which the New York Stock Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays:
New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high so that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders in good order for the shares of the Fund are received and no shares are tendered for redemption, the net asset value per share is not determined.


         The net asset value per share of the Fund is computed by taking the amount of the value of all of its assets, less its liabilities, and dividing it by the number of outstanding shares. Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The Fund's maximum offering price per share is determined by adding the maximum distribution charge to the net asset value per share.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by the applicant, or will be sent by check to the applicant, or any person designated by the applicant. Designation of another person to receive the checks subsequent to opening an account must be accompanied by a signature guarantee.

         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Redemptions are taxable transactions. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.


15.      LETTER OF INTENTION


         Purchases of $50,000 or over (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "Information About Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all the shares of record he holds in the Fund and in all other Pioneer mutual funds except Pioneer Money Market Trust as of the date of his Letter of Intention as a credit toward determining the applicable sales charge for the shares to be purchased under the Letter of Intention.


         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention contained in the Account Application carefully before signing.

16.      INVESTMENT RESULTS

QUOTATIONS, COMPARISONS AND GENERAL INFORMATION

         From time to time, in advertisements, in sales literature, or in reports to shareholders the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, the Fund's total return may be compared to rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange; or the FRANK RUSSELL INDEXES ("Russell 1000," "2000," "2500," "3000") or the WILSHIRE TOTAL MARKET VALUE INDEX ("Wilshire 5000"), recognized unmanaged indexes of broad-based common stocks. In addition, the performance of the Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as BARRON'S, BUSINESS WEEK, CONSUMERS DIGEST, CONSUMER REPORTS, FINANCIAL WORLD, FORBES, FORTUNE, INVESTORS BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY MAGAZINE, NEW YORK TIMES, SMART MONEY, USA TODAY, U.S. NEWS AND WORLD REPORT, THE WALL STREET JOURNAL, and WORTH may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including BLOOMBERG FINANCIAL MARKETS, CDA/WEISENBERGER INVESTMENT COMPANIES SERVICE, DONOGHUE'S MUTUAL FUND ALMANAC, INVESTMENT COMPANY DATA, INC., JOHNSON'S CHARTS, KANON BLOCH CARRE AND CO., LIPPER ANALYTICAL SERVICES, INC., MICROPAL, INC., MORNINGSTAR, INC., SCHABACKER INVESTMENT MANAGEMENT and TOWERS DATA SYSTEMS, INC.

         In addition, from time to time quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature, or in reports to shareholders of the Fund.

Standardized Average Annual Total Return Quotations and Other Performance Quotations

         One of the primary methods used to measure the Fund's performance is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in the Fund, over any period up to the lifetime of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         Generally, performance illustrations will include or be accompanied by the Funds' average annual total return over the prior one year, five year and ten year periods. The average annual total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula specified by the Securities and Exchange Commission: p(l+T)n = ERV. These computations will assume the deduction of the maximum sales charge of 5.75% from the initial investment, the reinvestment of dividends and distributions at net asset value on the appropriate dates, and a redemption of the account at the end of the period.

         The average annual compounded total returns of the Fund are reflected in the table below:

Returns as of 9/30/95

                         Average Annual Total Return (%)

        1 Year            5 Year       10 Year       Life        Inception
        12.11             14.90        11.72         14.33         9/30/69

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account over the time period from the Fund's inception in 1969 until the present. The Fund may also depict summary results of assumed investments in the Fund for each of the ten-calendar-year periods in the Fund's history and for the ten-year periods which began at recognized market highs or ended at recognized market lows. An example of this historical information describing various performance characteristics of the Fund from 1969 until the present is set forth below.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

AUTOMATED INFORMATION LINE


         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:


         o        net asset value prices for all Pioneer mutual funds;

         o        annualized 30-day yields on Pioneer's bond funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

         Yields are calculated in accordance with standard formulas mandated by the Securities and Exchange Commission.


         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance; figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary, and they may be worth more or less at redemption than their original cost.

17. FINANCIAL STATEMENTS

         The Fund's audited financial statements for the fiscal year ended September 30, 1995 are included in the Fund's Annual Report to Shareholders, which report is incorporated by reference into and attached to this Statement of Additional Information. The Fund's Annual Report to Shareholders is so incorporated and attached in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                   APPENDIX A


                          DESCRIPTION OF BOND RATINGS1

                        MOODY'S INVESTOR'S SERVICE, INC.2

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat bigger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

---------------------------------------------
1 THE RATINGS INDICATED HEREIN ARE BELIEVE TO BE THE MOST RECENT RATINGS AVAILABLE AT THE DATE OF THIS PROSPECTUS FOR THE SECURITIES LISTED. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO, AND THE RATINGS INDICATED DO NOT NECESSARILY REPRESENT RATINGS WHICH WILL BE GIVEN TO THESE SECURITIES ON THE DATE OF THE FUND'S FISCAL YEAR-END.

2 RATES BONDS OF ISSUERS WHICH HAVE $600,000 OR MORE OF DEBT, EXCEPT BONDS OF EDUCATIONAL INSTITUTIONS, PROJECTS UNDER CONSTRUCTION, ENTERPRISES WITHOUT ESTABLISHED EARNINGS RECORDS AND SITUATIONS WHERE CURRENT FINANCIAL DATA IS UNAVAILABLE.

                           Pioneer II Fund

Date     Initial Investment         Offering Price   Sales Charge      Shares Purchased   Net Asset Value   Initial Net Asset
                                                       Included           Per Share           Value
9/30/69       $10,000                   $5.31           5.75%              1,883.239         $5.00               $9,425


                     Dividends and Capital Gains Reinvested


                                 Value of Shares

Date     From Investment   From Cap. Gains  From Dividends    Total Value
                             Reinvested       Reinvested

12/31/69     $8,842              $0              $0              $8,842
12/31/70     $8,051              $0            $163              $8,214
12/31/71     $9,500            $385            $355             $10,240
12/31/72     $9,708          $2,199            $510             $12,417
12/31/73     $8,559          $2,177            $616             $11,352
12/31/74     $6,252          $1,990            $607              $8,849
12/31/75     $9,021          $3,129          $1,120             $13,270
12/31/76    $13,616          $5,712          $2,045             $21,373
12/31/77    $15,903          $7,532          $2,960             $26,395
12/31/78    $16,309         $10,027          $3,889             $30,225
12/31/79    $19,623         $14,350          $6,047             $40,020
12/31/80    $23,333         $19,059          $9,037             $51,429
12/31/81    $22,788         $22,247         $10,820             $55,855
12/31/82    $25,725         $28,010         $15,010             $68,745
12/31/83    $30,640         $37,959         $20,820             $89,419
12/31/84    $27,909         $36,527         $22,120             $86,556
12/31/85    $33,033         $50,984         $29,727            $113,744
12/31/86    $34,163         $59,663         $34,106            $127,932
12/31/87    $29,473         $65,731         $32,289            $127,493
12/31/88    $32,788         $81,884         $40,573            $155,245
12/31/89    $35,217        $105,331         $49,177            $189,725
12/31/90    $29,435         $90,721         $46,749            $166,905
12/31/91    $34,783        $114,167         $60,936            $209,886
12/31/92    $34,972        $128,226         $66,364            $229,562
12/31/93    $36,422        $162,514         $74,033            $272,969
12/31/94    $31,845        $167,857         $68,549            $268,251
12/31/95    $36,648        $221,052         $83,393            $341,093

                                  WORST CASE/BEST CASE INVESTMENT SCENARIOS 5000
                          Yearly Investments in Pioneer II from January 1,1976

       The table below shows the year-by-year valuation of an annual additional investment of $5,000. The Worst Case scenario assumes the investment was made on the day that the Dow Jones Industrial Average ("DJIA") was at its yearly high. The Best Case scenario assumes that the investment was made on the day that DJIA was at its yearly low. Both scenarios assume reinvestment of all dividends and capital gains without sales charge. The DJIA is a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.


                         WORST CASE                                           BEST CASE
        (PURCHASE AT YEARLY DJIA HIGHS)                        (PURCHASE AT YEARLY DJIA HIGHS)

                         Cumulative             Value                         Cumulative        Value
 Year     High Date      Investment           on 12/31           Low Date     Investment      on 12/31
 -----    ---------      ----------           --------           --------     ----------      --------

 1976      9/21/76          5000                4,831             1/2/76         5000           7,078
 1977       1/3/77          10000              11,505            11/2/77        10000          13,674
 1978       9/8/78          15000              17,175            2/28/78        15000          20,868
 1979      10/5/79          20000              27,306            11/7/79        20000          32,724
 1980      11/20/80         25000              39,586            4/21/80        25000          48,532
 1981      4/27/81          30000              47,566            9/25/81        30000          57,775
 1982      12/27/82         35000              63,202            8/12/82        35000          77,579
 1983      11/29/83         40000              86,876             1/3/83        40000          107,024
 1984       1/6/84          45000              88,561            7/24/84        45000          109,071
 1985      12/16/85         50000              121,076            1/4/85        50000          149,577
 1986      12/2/86          55000              140,743           1/22/86        55000          173,642
 1987      8/25/87          60000              143,686           10/19/87       60000          177,785
 1988      10/21/88         65000              179,671           1/20/88        65000          222,238
 1989      10/9/89          70000              224,172            1/3/89        70000          277,402
 1990      7/16/90          75000              201,323           10/11/90       75000          249,173
 1991      12/31/91         80000              258,043            1/9/91        80000          319,692
 1992       6/1/92          85000              287,341           10/9/92        85000          354,996
 1993      12/29/93         90000              346,566           1/20/93        90000          427,878
 1994      1/31/94          95000              345,243            4/4/94        95000          425,647
 1995      12/13/95        100000              443,895           1/30/95        100000         547,394

Annual Growth Rate:              13.39%                14.84%
  (Internal Rate of Return)

         The valuation columns in the table include the effect of sales charges on these yearly investments. Sales charges have been reduced, as appropriate, to reflect the rate applicable to the value of the total account, according to the schedule in the Fund's prospectus. The figures shown above should not be considered as representative of future returns. Income taxes have not been considered.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500
This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE
This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX
This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION
The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES
The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

LONG-TERM U.S. GOVERNMENT BONDS
The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS
Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI
Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.

6 MONTH CDs
Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS
For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS
For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX
All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX
Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million.
The Russell 30000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX
The Wilshire Real Estate Securities Index is a market capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX
The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

                             COMPARATIVE PERFORMANCE
                               INDEX DESCRIPTIONS


The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.

BANK SAVINGS ACCOUNT
Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.






Source:           Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account

Dec 1925        N/A      N/A      N/A     N/A      N/A
Dec 1926        N/A      N/A      N/A     N/A      N/A
Dec 1927        N/A      N/A      N/A     N/A      N/A
Dec 1928        N/A      N/A      N/A     N/A      N/A
Dec 1929        N/A      N/A      N/A     N/A      N/A
Dec 1930        N/A      N/A      N/A     N/A      5.30
Dec 1931        N/A      N/A      N/A     N/A      5.10
Dec 1932        N/A      N/A      N/A     N/A      4.10
Dec 1933        N/A      N/A      N/A     N/A      3.40
Dec 1934        N/A      N/A      N/A     N/A      3.50
Dec 1935        N/A      N/A      N/A     N/A      3.10
Dec 1936        N/A      N/A      N/A     N/A      3.20
Dec 1937        N/A      N/A      N/A     N/A      3.50
Dec 1938        N/A      N/A      N/A     N/A      3.50
Dec 1939        N/A      N/A      N/A     N/A      3.40
Dec 1940        N/A      N/A      N/A     N/A      3.30
Dec 1941        N/A      N/A      N/A     N/A      3.10
Dec 1942        N/A      N/A      N/A     N/A      3.00
Dec 1943        N/A      N/A      N/A     N/A      2.90
Dec 1944        N/A      N/A      N/A     N/A      2.80
Dec 1945        N/A      N/A      N/A     N/A      2.50
Dec 1946        N/A      N/A      N/A     N/A      2.20
Dec 1947        N/A      N/A      N/A     N/A      2.30
Dec 1948        N/A      N/A      N/A     N/A      2.30
Dec 1949        N/A      N/A      N/A     N/A      2.40
Dec 1950        N/A      N/A      N/A     N/A      2.50
Dec 1951        N/A      N/A      N/A     N/A      2.60
Dec 1952        N/A      N/A      N/A     N/A      2.70
Dec 1953        N/A      N/A      N/A     N/A      2.80
Dec 1954        N/A      N/A      N/A     N/A      2.90
Dec 1955        N/A      N/A      N/A     N/A      2.90
Dec 1956        N/A      N/A      N/A     N/A      3.00
Dec 1957        N/A      N/A      N/A     N/A      3.30
Dec 1958        N/A      N/A      N/A     N/A      3.38
Dec 1959        N/A      N/A      N/A     N/A      3.53
Dec 1960        N/A      N/A      N/A     N/A      3.86
Dec 1961        N/A      N/A      N/A     N/A      3.90
Dec 1962        N/A      N/A      N/A     N/A      4.08
Dec 1963        N/A      N/A      N/A     N/A      4.17
Dec 1964        N/A      N/A      N/A     N/A      4.19
Dec 1965        N/A      N/A      N/A     N/A      4.23
Dec 1966        N/A      N/A      N/A     N/A      4.45
Dec 1967        N/A      N/A      N/A     N/A      4.67
Dec 1968        N/A      N/A      N/A     N/A      4.68
Dec 1969        N/A      N/A      N/A     N/A      4.80

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account
          Bank Savings Account

Dec 1970        N/A      N/A      N/A     N/A      5.14
Dec 1971        N/A      N/A      N/A     N/A      5.30
Dec 1972        8.01     N/A      N/A     N/A      5.37
Dec 1973       -15.52    N/A      N/A     N/A      5.51
Dec 1974       -21.40    N/A      N/A     N/A      5.96
Dec 1975        19.30    N/A      N/A     N/A      6.21
Dec 1976        47.59    N/A      N/A     N/A      6.23
Dec 1977        22.42    N/A      N/A     N/A      6.39
Dec 1978        10.34    N/A      13.04   N/A      6.56
Dec 1979        35.86    43.09    70.81   N/A      7.29
Dec 1980        24.37    38.58    22.08   N/A      8.78
Dec 1981         6.00     2.03     7.18   N/A     10.71
Dec 1982        21.60    24.95    24.47   22.68   11.19
Dec 1983        30.64    29.13    27.61   26.10    9.71
Dec 1984        20.93    -7.30    20.64    1.18    9.92
Dec 1985        19.10    31.05    22.20   35.58    9.02
Dec 1986        19.16     5.68    20.30   16.21    7.84
Dec 1987        -3.64    -8.77    -7.86   -2.03    6.92
Dec 1988        13.49    24.89    24.18   20.87    7.20
Dec 1989         8.84    16.24     2.37   35.54    7.91
Dec 1990       -15.35   -19.51   -33.46   -5.12    7.80
Dec 1991        35.7     46.05    20.03    50.1    4.61
Dec 1992        14.59    18.41     7.36    11.91   2.89
Dec 1993        19.65    18.91    15.24    13.96   2.73
Dec 1994         3.17    -1.82     1.64    -3.57   4.96
Dec 1995        15.27    28.44    13.65    30.94   5.24

Source:  Ibbotson Associates

                                   APPENDIX B

                         Additional Pioneer Information


           The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest and most experienced money managers in the United States.

           As of December 31, 1995, PMC employed a professional investment staff of 44, with a combined average of 15 years' experience in the financial services industry.

           Total assets of all Pioneer mutual funds at December 31, 1995, were approximately $12 billion representing 982,369 shareholder accounts, 637,060 non-retirement accounts and 345,309 retirement accounts.

                                   PIONEER II

                            PART C. OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

          (a) Financial Statements:


          The financial highlights of the Registrant for the fiscal year ended September 30, 1995 are included in Part A of the Registration
          Statement and the financial statements of the Registrant are incorporated by reference into Part B of the Regisration Statement from the 1995 Annual Report to Shareholders for the fiscal year ended September 30, 1995 (filed electronically on November 27, 1995, 1996; file no. 811-1466; accession number 0000078758-95-000011 ).


          (b) Exhibits:


              1.     Declaration of Trust*

              2.     By-Laws*


              3.     None


              4.     Specimen Stock Certificate*

              5.     Form of Management Contract

              6.1.   Underwriting Agreement*

              6.2.   Form of Dealer Sales Agreement*


              7.     None


              8.2.   Form of Custodian  Agreement with Brown Brothers Harriman &
                     Co.*

              9.     Investment Company Service Agreement*

              9.2    Form of Agreement and Plan of Reorganization

              10.    Opinion of Hale and Dorr*


              11.    Consent of Arthur Andersen LLP

              12.    None


              13.    Form of Stock Purchase Agreement*


              14.    None

              15.    Distribution Plan*

              16.    Description of Average Annual Total Return*


              17.    Financial Data Schedule


              19.    Powers of Attorney*



* Previously filed. Incorporated by reference from the exhibits filed with the Registration Statement, as amended from time to time, of the Registrant (File Nos. 2-32773 and 811-1835). Parts A and B of this Post-Effective Amendment No. 45 describe certain changes from Registrant's currently effective Registration Statement proposed to take effect on May 1, 1996 following approval by shareholders of the Registrant at a meeting scheduled to be held on April 30, 1996. These changes include the reorganization of the Registrant as a Delaware business trust and the adoption of a new management contract in the form filed herewith. If the proposed changes are approved by shareholders, certain Exhibits relating to the same will be filed by an additional Post-Effective Amendment which will become simultaneously effective with this Post-Effective Amendment.


Item 25. Persons Controlled By or Under Common Control With Registrant


The Pioneer Group, Inc., a publicly-traded Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Funds Distributor, Inc. ("PFD"), Pioneer Capital Corporation ("PCC"), Pioneer Fonds Marketing GmbH ("GmbH"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL"). The Registrant, Pioneer Fund, Pioneer Bond Fund, Pioneer Intermediate Tax-Free Fund, Pioneer Growth Trust, Pioneer Europe Fund, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust and Pioneer America Income Trust (each of the foregoing, a Massachusetts business trust), and Pioneer Interest Shares, Inc. (a Nebraska corporation) and Pioneer Growth Shares, Pioneer Income Fund, Pioneer India Fund, Pioneer Tax-Free Income Fund, Pioneer Small Company Fund, Pioneer Real Estate Shares, Pioneer Mid-Cap Fund, Pioneer Money

Market Trust, Pioneer Emerging Markets Fund and Pioneer Variable Contracts Trust (each of the foregoing, a Delaware business trust) are all parties to management contracts with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer investment companies; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish; and Chairman and Partner, Hale and Dorr.



Item 26.  Number of Holders of Securities


         At January 31, 1996, there were approximately holders 389,904 of the Registrant's shares of beneficial interest.



Item 27. Indemnification

         Except for the Declaration of Trust dated January 8, 1985 establishing the Registrant as a trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability of which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

         Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and other Connections of Investment Adviser

         All of the information required by this item is set forth in the Form ADV, as amended, of Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

         (a) Items 1 and 2 of Part 2;

         (b) Section 6, Business Background, of each Schedule D.


Item 29. Principal Underwriter

         (a) See Item 25 above.

         (b) Directors and Officers of PFD:



                         Positions and Offices      Positions and Offices
Name                     with Underwriter           with Registrant

John F. Cogan, Jr.       Director and Chairman      Chairman of the Board,
                                                    President and Trustee

Robert L. Butler         Director and President     None

David D. Tripple         Director                   Executive Vice
                                                    President and Trustee

Steven M. Graziano       Senior Vice President      None

Stephen W. Long          Senior Vice President      None

John C. Drachman         Vice President             None

Barry C. Knight          Vice President             None

William A. Misata        Vice President             None

Anne W. Patenaude        Vice President             None

Elizabeth B. Rice        Vice President             None

Gail A. Smyth            Vice President             None

Constance S. Spiros      Vice President             None

Marcy Supovitz           Vice President             None

Steven R. Berke          Assistant Vice             None
                         President

Mary Sue Hoban           Assistant Vice             None
                         President

William H. Keough        Treasurer                  Treasurer

Roy P. Rossi             Assistant Treasurer        None

Joseph P. Barri          Clerk                      Secretary

Robert P. Nault          Assistant Clerk            Assistant Secretary


                  (c) Not applicable.


Item 30. Location of Accounts and Records

         The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.


Item 31. Management Services

         The Registrant is not a party to any management-related service contract, except as described in the Prospectus and the Statement of Additional Information.

Item 32. Undertakings

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c) The Registrant hereby undertakes to deliver or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given, a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                  The Registrant's prior undertaking which set forth certain indemnification provisions of its officers and Trustees as set forth in the Registrant's Declaration of Trust has been deleted. All indemnification provisions are contained in the Registrant's Declaration of Trust, as approved by shareholders on January 8, 1985. See Item 27 above.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 45 to its Registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of February, 1996.




                                                     PIONEER II



                                            By:      /s/Joseph P. Barri
                                                     Joseph P. Barri
                                                     Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 45 to the Registrant's Registration Statement (File Nos. 2-32773 and 811-1835) has been signed below by the following persons in the capacities and on the dates indicated:




      Signature                        Title                      Date



John F. Cogan, Jr.*            Chairman of the Board      )
John F. Cogan, Jr.             and President              )
                               (Principal Executive       )
                               Officer)                   )
                                                          ) February 28, 1996
                                                          )
William H. Keough*             Chief Financial Officer    )
William H. Keough              and Treasurer (Principal   )
                               Financial and Accounting   )
                               Officer)                   )

Trustees:

                                                          )
John F. Cogan, Jr.*                                       )
John F. Cogan, Jr.                                        )
                                                          )
                                                          )
Richard H. Egdahl, M.D.*                                  )
Richard H. Egdahl, M.D.                                   )
                                                          )
                                                          )
Margaret B. W. Graham*                                    )
Margaret B. W. Graham                                     )
                                                          )
                                                          )
John W. Kendrick*                                         )
John W. Kendrick                                          )
                                                          )
                                                          )
Marguerite A. Piret*                                      )
Marguerite A. Piret                                       )
                                                          )
                                                          )
David D. Tripple*                                         )
David D. Tripple                                          )
                                                          )
                                                          )
Stephen K. West*                                          )
Stephen K. West                                           )
                                                          )
                                                          )
John Winthrop*                                            )
John Winthrop                                             )


------------




*By:/s/Joseph P. Barri                      Dated:  February 28, 1996
    ------------------------
    Joseph P. Barri
    Attorney-in-fact

                                  Exhibit Index



Exhibit Number        Exhibit


5.       Form of Management Contract

9.2.     Form of Agreement and Plan of Reorganization


11.      Consent of Arthur Andersen LLP